EXHIBIT 23.1
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             CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Newell Rubbermaid Inc. 2003 Stock Plan of our report dated January 27, 2003, with respect to the consolidated financial statements and schedule of Newell Rubbermaid Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2002, filed with the Securities and Exchange Commission.


                                           /s/Ernst & Young, LLP
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